SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

December 11, 2007
Date of Report (Date of earliest event reported)

Discovery Laboratories, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-26422	94-3171943
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2600 Kelly Road, Suite 100
Warrington, Pennsylvania 18976
(Address of principal executive offices)

(215) 488-9300
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The shares of common stock of Discovery Laboratories, Inc. (the “Company”) are listed on the Nasdaq Global Market. On August 8, 2006, the Securities and Exchange Commission approved amendments to Nasdaq Rule 4350(l), which requires securities listed on the Nasdaq Global Market to be eligible for the Direct Registration System (“DRS”). DRS permits an investor’s ownership to be recorded and maintained on the books of the issuer or the transfer agent without the issuance of a physical stock certificate. The rule change does not require issuers to actually participate in DRS or to eliminate physical stock certificates; however, the change requires that the listed securities be eligible for DRS. On December 11, 2007, the Board of Directors of the Company amended Article VII, Section 1 and Section 3 of the Company’s Amended and Restated By-Laws in their entirety to allow for the issuance of uncertificated shares, thereby enabling participation in DRS.

A copy of the amendment is filed as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 8.01. Other Events.

On December 12, 2007, the Company issued a press release announcing that it has completed its previously announced registered direct offering of 10 million shares of the Company’s common stock to select institutional investors for gross proceeds of approximately $25 million. The Company expects to receive approximately $23.6 million in net proceeds, after deducting the placement agent fee of $1.25 million and other fees and expenses of the offering. The press release, dated December 12 2007, is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits:

	3.1	Amended Article VII, Sections 1 and 3 to the Bylaws of Discovery Laboratories, Inc.

	99.1	Press Release, dated December 12, 2007.

Cautionary Note Regarding Forward-looking Statements:

To the extent that statements in this Current Report on Form 8-K are not strictly historical, including statements as to business strategy, outlook, objectives, future milestones, plans, intentions, goals, future financial conditions, future collaboration agreements, the success of the Company’s product development or otherwise as to future events, such statements are forward-looking, and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements contained in this Current Report are subject to certain risks and uncertainties that could cause actual results to differ materially from the statements made. Such risks and others are further described in the Company's filings with the Securities and Exchange Commission including the most recent reports on Forms 10-K, 10-Q and 8-K, and any amendments thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Discovery Laboratories, Inc.

By:	/s/ Robert J. Capetola
Name: Robert J. Capetola, Ph.D.
Title: President and Chief Executive Officer

Date: December 12, 2007